SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                    May 20, 2003

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 S. State College Boulevard, Suite 200, Anaheim, California	92806

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                   (714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Number	Description

99.1	Press release of New Horizons Worldwide, Inc. dated May 20, 2003.

Item 9.  Regulation FD Disclosure.

        This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be provided under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. New Horizons Worldwide, Inc. issued a press release announcing the financial results for the first quarter ended March 31, 2002, which provided detail not included in previously issued reports. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date: May 20, 2003	By: /s/ Robert S. McMillan
Robert S. McMillan Vice President, Treasurer, & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release of New Horizons Worldwide, Inc. dated May 20, 2003.

E-1